Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Abax Lotus Ltd.
Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR
Relationship of Joint Filer to Issuer:	10% Owner (1)
Issuer Name and Ticker or Trading Symbol:	China Natural Gas, Inc. [CHNG]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	04/12/2010
Designated Filer:	Yang Xiang Dong

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Name of Joint Filer:	Abax Nai Xin A Ltd.
Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR
Relationship of Joint Filer to Issuer:	10% Owner (1)
Issuer Name and Ticker or Trading Symbol:	China Natural Gas, Inc. [CHNG]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	04/12/2010
Designated Filer:	Yang Xiang Dong

______________________________

Name of Joint Filer:	Abax Jade Ltd.
Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR
Relationship of Joint Filer to Issuer:	10% Owner (1)
Issuer Name and Ticker or Trading Symbol:	China Natural Gas, Inc. [CHNG]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	04/12/2010
Designated Filer:	Yang Xiang Dong

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Name of Joint Filer:	Abax Global Opportunities Fund
Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR
Relationship of Joint Filer to Issuer:	10% Owner (1)
Issuer Name and Ticker or Trading Symbol:	China Natural Gas, Inc. [CHNG]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	04/12/2010
Designated Filer:	Yang Xiang Dong

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Name of Joint Filer:	Abax Arhat Fund
Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR
Relationship of Joint Filer to Issuer:	10% Owner (1)
Issuer Name and Ticker or Trading Symbol:	China Natural Gas, Inc. [CHNG]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	04/12/2010
Designated Filer:	Yang Xiang Dong

Name of Joint Filer:	Abax Upland Fund LLC
Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR
Relationship of Joint Filer to Issuer:	10% Owner (1)
Issuer Name and Ticker or Trading Symbol:	China Natural Gas, Inc. [CHNG]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	04/12/2010
Designated Filer:	Yang Xiang Dong

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Name of Joint Filer:	Abax Global Capital
Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR
Relationship of Joint Filer to Issuer:	10% Owner (1)
Issuer Name and Ticker or Trading Symbol:	China Natural Gas, Inc. [CHNG]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	04/12/2010
Designated Filer:	Yang Xiang Dong

______________________________

Name of Joint Filer:	Abax Claremont Ltd.
Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR
Relationship of Joint Filer to Issuer:	10% Owner (1)
Issuer Name and Ticker or Trading Symbol:	China Natural Gas, Inc. [CHNG]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	04/12/2010
Designated Filer:	Yang Xiang Dong

(1) See Remarks on Form 4.

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